UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  | |

Check the appropriate box:

|X| Preliminary Proxy Statement             | | Confidential, For Use of the
| | Definitive Proxy Statement                  Commission Only (as permitted by
| | Definitive Additional Materials             Rule 14a-6(e)(2))
| | Soliciting Material Under ss.240.14a-12


                              EMERGING VISION, INC.
           ----------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

           ----------------------------------------------------------
    (Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.
| |    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:____________________

         (2)      Aggregate number of securities to which transaction applies:
                  ___________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how its was determined):___________________

         (4)      Proposed maximum aggregate value of transaction:_____________

         (5)      Total fee paid:__________________

| |    Fee paid previously with preliminary materials: ___________________

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:_______________

         (2) Form, Schedule or Registration Statement No.:__________________

         (3) Filing Party:_________________________

         (4) Date Filed:_________________________

                              EMERGING VISION, INC.
                         100 Quentin Roosevelt Boulevard
                           Garden City, New York 11530

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To be held on May __, 2005

To the Shareholders of Emerging Vision, Inc.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Emerging Vision, Inc. ("EVI" or the "Company") will be held at the offices of Certilman Balin Adler & Hyman, LLP, 90 Merrick Avenue, East Meadow, NY 11554, on _________, the __ day of May 2005, at 10:00 a.m. (local time), for the following purposes:

     (1) To consider and act upon a proposal to amend EVI's 1995 Stock Incentive Plan, as amended (the "Plan"), to increase the number of shares of Common Stock issuable thereunder to twenty-five million (25,000,000) shares.

     A Proxy Statement explaining the matters to be acted upon at the Special Meeting is enclosed. Please read it carefully.

     The Board of Directors has fixed the close of business on April 1, 2005 as the record date for the determination of the shareholders of the Company entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. We encourage you, nevertheless, to vote by proxy. You may attend the meeting and change your vote at that time if you wish to do so.

     If you have any questions about the procedures for admission to the Special Meeting, please contact the Company's counsel, Adam M. Stahl, of Stahl Law Associates, LLP, at (516) 465-6952 or via e-mail at adstahl@stahllaw.net.


                                             By Order of the Board of Directors

                                             By:  /s/ Christopher G. Payan
                                                -------------------------------
                                                Christopher G. Payan
                                                Chief Executive Officer


April 25, 2005



     ALL HOLDERS OF THE COMPANY'S COMMON STOCK AND SENIOR CONVERTIBLE PREFERRED STOCK (WHETHER THEY INTEND TO ATTEND THE SPECIAL MEETING OR NOT) ARE STRONGLY ENCOURAGED TO COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE PROXY CARD ENCLOSED.

                              EMERGING VISION, INC.
                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS

                           To be held on May __, 2005

     This Proxy Statement is being furnished to shareholders of Emerging Vision, Inc. ("EVI" or the "Company"), of record as of April 1, 2005, in connection with the solicitation of proxies by the Board of Directors of EVI for the Special Meeting of Shareholders to be held at the offices of Certilman Balin Adler & Hyman, LLP, 90 Merrick Avenue, East Meadow, NY 11554, on __________, May __, 2005, at 10:00 a.m. (local time), and at any adjournments, postponements, continuations or reschedulings of the meeting, for the purposes stated in the Notice of Special Meeting of Shareholders.

     The approximate date of mailing to shareholders of the Notice of Special Meeting, this Proxy Statement and the enclosed proxy card, is April 29, 2005.

Who is Entitled to Vote at the Special Meeting

     The Board has fixed the close of business on April 1, 2005 as the record date for the determination of shareholders entitled to notice of the Special Meeting, and only holders of record of the Company's common stock (the "Common Stock") and senior convertible preferred stock (which with the Common Stock shall collectively be referred to in this Proxy Statement as the "voting shares") on that date will be entitled to such notice and to vote at the Special Meeting. As of the record date, we had a total of 70,422,217 voting shares entitled to vote at the Special Meeting, including:

     o 70,323,698 shares of Common Stock, each entitled to one vote on all matters presented at the Special Meeting, and

     o 0.74 shares of senior convertible preferred stock, which are entitled to vote on an as-converted basis, together with the common stock as a single class, 98,519 shares of Common Stock.

How You Can Vote

     You can vote by completing and returning the enclosed proxy card by mail. To vote your proxy by mail, mark your selections on the enclosed proxy card, date and sign your name exactly as it appears on your proxy card, and return your proxy card.

Vote Required

     The presence, in person or by proxy, of the holders of voting shares that represent a majority of the voting shares entitled to be cast at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present.

     A majority of the votes cast at the Special Meeting is required for the increase in the number of shares of Common Stock issuable under the Plan (as hereinafter defined). Accordingly, abstentions, broker non-votes and shares not voted will not be counted in the total vote.

Revocation of Proxies

     If the enclosed proxy card is signed and returned, it may, nevertheless, be revoked at any time prior to the voting thereof at the discretion of the shareholder signing it, by:

     o delivering, via certified mail - return receipt requested, written notice of revocation to the Secretary of the Company, which notice must be received by 5:00 p.m. (local time) on ________, May __, 2005, at the Company's executive offices at 100 Quentin Roosevelt Blvd., Suite 508, Garden City, New York 11530,

     o by voting the shares covered by that proxy in person at the Special Meeting, or

     o by submitting a duly executed proxy bearing a later date.

Voting

     Voting shares represented by a duly executed proxy will be voted in accordance with the voting instructions indicated by the shareholder on the proxy, and if no such instructions are indicated, will be voted in favor of the amendment to increase the number of shares of Common Stock issuable under the Plan.

     If you sign your proxy card but do not make any selections, you give authority to Christopher G. Payan, our Chief Executive Officer, and Adam M. Stahl of Stahl Law Associates, LLP, our counsel, to vote upon the matter incident to the conduct of the Special Meeting. Mr. Payan and Mr. Stahl intend to use such authority to vote FOR the amendment to increase the number of shares of Common Stock issuable under the Plan.

     The Proxy is being solicited by the Company's Board of Directors. A list of shareholders entitled to vote at the Special Meeting will be available for examination by any shareholder at the Special Meeting.

                                 PROPOSAL NO. 1:

      APPROVAL OF INCREASE IN SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE
                  UNDER THE COMPANY'S 1995 STOCK INCENTIVE PLAN

     On December 30, 2004, the Board of Directors authorized, subject to shareholder approval, Amendment No. 5 to the Company's 1995 Stock Incentive Plan, as amended (the "Plan"), increasing the number of shares of Common Stock authorized for issuance thereunder from 7,000,000 to 25,000,000. As of April 18, 2005, there were 5,326,210 shares of Common Stock issuable (pursuant to the exercise of outstanding options granted under the Plan) under the Plan.

     The Board of Directors believes that it is in the best interests of the Company and its shareholders to approve Amendment No. 5, which will allow the Company to increase the number of shares of Common Stock authorized for issuance under the Plan, in order to enable the Company to secure and retain the services of current and future key officers, directors, employees and consultants.

DESCRIPTION OF THE 1995 STOCK INCENTIVE PLAN

     The Company adopted the Plan in order to motivate qualified employees of, and certain consultants to, the Company and its affiliates, as well as to assist the Company and its affiliates in attracting talented officers, directors and employees, and to align the interests of such persons with those of the shareholders of the Company. As of April 18, 2005, 40 individuals and/or entities held options under the Plan, and four of such individuals were granted options under the Plan, subject to the approval of this Proposal No. 1.

     Certain features of the Plan are summarized below. However, such summary is qualified in its entirety by reference to the full text of the Plan, which is available at the offices of the Company.

     The Plan provides for the grant of "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("Nonqualified Options") to key employees of, and key individuals (including consultants) to, the Company and its affiliates (provided that Incentive Stock Options may only be granted to employees). Except as described below, the Plan is administered by the Company's Compensation Committee.

     The Plan currently authorizes the issuance of options to purchase a maximum of 7,000,000 shares of Common Stock. The Plan contains provisions with respect to adjustments for stock splits and similar transactions. If any stock option granted under the Plan terminates, expires unexercised, or is cancelled, the shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new stock options.

     All  officers,   directors  and  key  employees  of,  and  consultants  and independent contractors to, the Company and its affiliates are eligible to participate in the Plan. As of April 18, 2005, approximately fifteen (15) key employees and six (6) key individuals were eligible to receive options under the Plan. The Compensation Committee has exclusive discretion (except as may be designated or permitted in the Plan or by the Amended and Restated By-Laws of the Company, and except for stock options granted to Drs. Robert, Alan, and

Edward Cohen and certain members of their respective immediate families, which are within the exclusive discretion of the Audit Committee of the Board of Directors) to select to whom stock options will be granted, to determine the type, size, terms and conditions under which each stock option may be exercisable, and the expiration date of each option. The Compensation Committee also has exclusive discretion to make all other determinations that its members deem necessary or desirable in the interpretation and/or administration of the Plan.

     Stock options granted under the Plan generally expire not later than ten years after the date on which they are granted. The Plan provides that, with respect to Incentive Stock Options, in no event may such options be exercised, to any extent, by any person after (i) the expiration of three (3) months from the date of the optionee's termination of employment if for any reason other than such optionee's death, disability or retirement, or (ii) the expiration of one (1) year from the date of the optionee's termination of employment by reason of the optionee's death or disability. The exercise price of options granted under the Plan may not be less than the par value of the underlying Common Stock, except that, in the case of an Incentive Stock Option, the exercise price may not be less than 100% of the fair market value of the Common Stock on the date any such stock option is granted (110% in the case of any optionee who, at the time of grant, owns, directly or by attribution, more than 10% of the combined voting power of all classes of capital stock of the Company (a "ten percent owner optionee")). In addition, the term of an Incentive Stock Option for a ten percent owner optionee cannot exceed five years from the date of grant.

     The aggregate fair market value (determined at the time the option is granted) of the Common Stock underlying the Incentive Stock Options granted to an optionee that may become exercisable for the first time during any calendar year, cannot exceed $100,000 (or such other limit as may be imposed by the Code). Payment of the full amount of the exercise price must be made at the time of exercise either in cash, by tendering to the Company shares of Common Stock previously acquired by the optionee having a fair market value equal to the aggregate exercise price, by a combination thereof, or, in certain instances, by a loan from the Company to the optionee.

     The Plan provides that the Compensation Committee, in its sole discretion, may provide, by the express terms of any stock option agreement, that such option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets, or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company; and the Compensation Committee may also provide, either by the terms of any such option or by resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to any such event, such option shall be exercisable as to all shares covered thereby.

     Options granted under the Plan are not transferable otherwise than by will or the laws of descent and distribution and such options are exercisable, during a holder's lifetime, only by the optionee.

     The Board of Directors or the Compensation Committee may amend the Plan at any time and from time to time, but any such amendment is subject to shareholder approval where the absence of such shareholder approval would adversely affect the compliance of the Plan with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or other applicable laws or regulations. Accordingly, no action of the Board or the Compensation Committee may, without shareholder approval, (i) increase the maximum number of shares of Common Stock which may be issued upon exercise of an option, (ii) modify the eligibility requirements of the Plan, (iii) reduce the minimum option exercise price requirements, or (iv) extend the limits imposed on the period during which options may be granted or issued.

     The Plan (but not options previously granted thereunder) shall terminate on April 5, 2005, ten years from the date that it was adopted by the Board.

Federal Income Tax Consequences

     A. Incentive Stock Options. The following general rules are applicable, under existing law, to holders of Incentive Stock Options and to the Company for Federal income tax purposes:

     1. Generally, no taxable income results to the optionee upon the grant of an Incentive Stock Option or upon the issuance of shares to him, her or it upon exercise of an Incentive Stock Option;

     2. No tax deduction is allowed to the Company upon either the grant or exercise of an Incentive Stock Option under the Plan;

     3. If shares acquired upon the exercise of an Incentive Stock Option are not disposed of prior to the later of: (i) two years following the date the Incentive Stock Option was granted; or (ii) one year following the date the shares are transferred to the optionee pursuant to the exercise of such

Incentive Stock Option, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as long-term capital gain or loss to the optionee;

     4. If shares acquired upon the exercise of an Incentive Stock Option are disposed of before the expiration of one or both of the requisite holding periods (a "disqualifying disposition"), then, in most cases, the lesser of: (i) any excess of the fair market value of the shares at the time of exercise of the Incentive Stock Option over the exercise price; or (ii) the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition;

     5. Any excess of the amount realized by the optionee as the result of a disqualifying disposition over the sum of: (i) the exercise price; and (ii) the amount of ordinary income recognized under the above rules, will be treated as either a long-term or short-term capital gain, depending upon the time elapsed between receipt and disposition of the shares disposed of;

     6. In any year that an optionee recognizes compensation income on a disqualifying disposition of shares acquired by exercising an Incentive Stock Option, the Company will generally be entitled to a corresponding deduction for income tax purposes; and

     7. The bargain element at the time of exercise of an Incentive Stock Option (i.e., the amount by which the fair market value of the Common Stock acquired upon exercise of the Incentive Stock Option exceeds the exercise price) may be taxable to the optionee under the "alternative minimum tax" provisions of the Code.

     B. Nonqualified Stock Options. The following general rules are applicable, under existing law, to holders of Nonqualified Stock Options and to the Company for Federal income tax purposes:

     1. The optionee will not realize any taxable income upon the grant of a Nonqualified Stock Option, and the Company is not allowed a business expense deduction by reason of any such grant;

     2. The optionee will recognize ordinary compensation income at the time of the exercise of a Nonqualified Stock Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. Gain or loss upon a subsequent disposition of the shares underlying a Nonqualified Stock Option will be either long-term or short-term capital gain or loss, depending on the time elapsed between receipt and disposition of such shares disposed of; and

     3. In general, the Company will be entitled to a tax deduction upon the exercise of a Nonqualified Stock Option.

Plan Benefits

     The following table sets forth certain information regarding options granted under the Plan to (i) each person listed in the Summary Compensation Table under "Executive Compensation," in this Proxy Statement (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, and (iv) all employees, including current officers who are not executive officers, as a group:

--------------------------------------------- ---------------------------------------- ----------------------------------------
                                                                                        Average Weighted Exercise Price Per
Name And Position                             Common Stock Underlying Options Granted                   Share
--------------------------------------------- ---------------------------------------- ----------------------------------------
Christopher G. Payan
  Chief Executive Officer and Director                     7,508,220 (1)                                $0.14
--------------------------------------------- ---------------------------------------- ----------------------------------------
Myles S.  Lewis
  Co-Chief Operating Officer and Senior
  Vice President-Business Development                      3,464,124 (2)                                $0.14
--------------------------------------------- ---------------------------------------- ----------------------------------------
Samuel Z. Herzkowitz
  Co-Chief Operating Officer and Chief
  Marketing Officer                                        2,008,680 (2)                                $0.22
--------------------------------------------- ---------------------------------------- ----------------------------------------
Brian P. Alessi
  Chief Financial Officer and Treasurer                      920,590                                    $0.14
--------------------------------------------- ---------------------------------------- ----------------------------------------
Dr. Nicholas Shashati
  President - VisionCare of California                       140,000                                    $1.91
--------------------------------------------- ---------------------------------------- ----------------------------------------

--------------------------------------------- ---------------------------------------- ----------------------------------------
All current executive officers, as a group
(5 persons)                                               14,041,614 (3)                                $0.17
--------------------------------------------- ---------------------------------------- ----------------------------------------
All current directors who are not executive
officers, as a group (5 persons)                           2,020,000 (4)                                $4.69
--------------------------------------------- ---------------------------------------- ----------------------------------------
All employees, other than executive
officers, as a group                                       5,169,542 (5)                                $4.83
--------------------------------------------- ---------------------------------------- ----------------------------------------

     (1) Includes 150,000 stock options that were exercised in February 2003, and 100,000 stock options that were exercised in May 2004.
     (2) Includes 100,000 stock options that were exercised in November 2003.
     (3) Includes 150,000 stock options that were exercised in February 2003, 200,000 stock options that were exercised in November 2003, and 100,000 stock options that were exercised in May 2004.
     (4) Includes 300,000 stock options that expired in April 2002 and 1,100,000 stock options that were surrendered and forfeited in December 2004.
     (5) Includes 5,132,042 stock options that either expired or that were canceled upon termination of employment at various dates since Plan inception in April 1995.


Other Information

     The number of shares which may be subject to options to be granted under the Plan in the future is, subject to the terms of the Plan, within the discretion of the Compensation Committee and is, therefore, not determinable at this time.

     The closing bid price of the Company's Common Stock on April 18, 2005, as reported by the OTC Bulletin Board, was $0.15 per share.

     Approval by the holders of a majority of the votes cast at the Special Meeting by the holders of the voting shares will be required for approval of Amendment No. 5 to the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 Common Stock

     The following table sets forth information, as of April 18, 2005, regarding the beneficial ownership of our Common Stock by: (i) each shareholder known by us to be the beneficial owner of more than five percent of the outstanding shares of our Common Stock; (ii) each of our directors; (iii) each of our Named Executive Officers (as said term is defined under the caption "Executive Compensation" below); and (iv) all directors and executive officers of the Company as a group, in each case, based on an aggregate amount of 70,323,698 shares of Common Stock outstanding as of that date.

     The percentages in the "Percent of Class" column are calculated in accordance with the rules of the SEC, under which a person may be deemed to be the beneficial owner of shares if that person has or shares the power to vote or dispose of those shares or has the right to acquire beneficial ownership of those shares within 60 days (for example, through the exercise of an option or warrant). Accordingly, the shares shown in the table as beneficially owned by certain individuals may include shares owned by certain members of their respective families. Because of these rules, more than one person may be deemed to be the beneficial owner of the same shares. The inclusion of the shares shown in the table is not necessarily an admission of beneficial ownership of those shares by the person indicated. The address of Horizons Investors Corp. is 2830 Pitkin Avenue, Brooklyn, New York 11208. The address of Joel L. Gold is c/o Andrew Garrett, Inc., 425 Park Avenue, 22nd Floor, New York, New York 10022. The address of Nicholas Shashati is c/o Sterling VisionCare, 9663 Tierra Grande Street, San Diego, California 92126. The address of Lou Weisbach is c/o Teamscape, LLC, 3100 Dundee Road, Suite 704, Northbrook, IL 60062. The address of all other persons listed below is 100 Quentin Roosevelt Boulevard, Suite 508, Garden City, New York 11530.

------------------------------------------------------------ ---------------------------------- --------------------------------
                           Name                                    Beneficial Ownership                Percent of Class
------------------------------------------------------------ ---------------------------------- --------------------------------
Christopher G. Payan  (a) (b)                                                  2,567,500   (1)                             3.6%
------------------------------------------------------------ ---------------------------------- --------------------------------
Myles S. Lewis (b)                                                               750,000   (2)                             1.1%
------------------------------------------------------------ ---------------------------------- --------------------------------

------------------------------------------------------------ ---------------------------------- --------------------------------
Samuel Z. Herskowitz (b)                                                         500,834   (3)                                *
------------------------------------------------------------ ---------------------------------- --------------------------------
Brian P. Alessi (b)                                                              166,666   (4)                                *
------------------------------------------------------------ ---------------------------------- --------------------------------
Dr. Nicholas Shashati (b)                                                        140,000   (5)                                *
------------------------------------------------------------ ---------------------------------- --------------------------------
Dr. Alan Cohen (a)                                                             2,850,469   (6)                             4.0%
------------------------------------------------------------ ---------------------------------- --------------------------------
Dr. Robert Cohen (a)                                                           2,473,859   (7)                             3.5%
------------------------------------------------------------ ---------------------------------- --------------------------------
Joel L. Gold (a)                                                                 221,500   (8)                                *
------------------------------------------------------------ ---------------------------------- --------------------------------
Harvey Ross (a)                                                                  997,011                                   1.4%
------------------------------------------------------------ ---------------------------------- --------------------------------
Horizons Investors Corp.                                                      23,926,531   (9)                            34.0%
------------------------------------------------------------ ---------------------------------- --------------------------------
Lou Weisbach                                                                   4,085,000                                   5.8%
------------------------------------------------------------ ---------------------------------- --------------------------------
All current directors and executive officers as a group                       10,647,839  (10)                            14.6%
------------------------------------------------------------ ---------------------------------- --------------------------------

----------------------
*        less than 1%
(a)      Director
(b)      Executive officer

     (1) Includes the right to acquire 1,355,000 shares of Common Stock upon the exercise of presently exercisable, outstanding options, but excludes the right to acquire 1,305,000, 3,293,220 and 1,305,000 shares of Common Stock upon the exercise of outstanding options that are not exercisable until December 30, 2005, April 16, 2006 and December 30, 2006, respectively.

     (2) Includes the right to acquire 650,000 shares of Common Stock upon the exercise of presently exercisable, outstanding options, but excludes the right to acquire 600,000, 1,514,124 and 600,000 shares of Common Stock upon the exercise of outstanding options that are not exercisable until December 30, 2005, April 16, 2006 and December 30, 2006, respectively.

     (3) Includes the right to acquire 400,834 shares of Common Stock upon the exercise of presently exercisable, outstanding options, but excludes the right to acquire 333,333, 841,180 and 333,333 shares of Common Stock upon the exercise of outstanding options that are not exercisable until December 30, 2005, April 16, 2006 and December 30, 2006, respectively.

     (4) Includes the right to acquire 166,666 shares of Common Stock upon the exercise of presently exercisable, outstanding options, but excludes the right to acquire 166,667, 420,950 and 166,667 shares of Common Stock upon the exercise of outstanding options that are not exercisable until December 30, 2005, April 16, 2006 and December 30, 2006, respectively.

     (5) Represents the right to acquire 140,000 shares of Common Stock upon the exercise of presently exercisable, outstanding options.

     (6) Includes (i) the right to acquire 200,000 shares of Common Stock upon the exercise of presently exercisable, outstanding options, and (ii) 26,700 shares owned by Dr. Cohen, as custodian for each of Erica and Nicole Cohen (Dr. Cohen's children, as to which Dr. Cohen disclaims beneficial ownership), but excludes (i) 8,973,800 shares, in the aggregate, held in trust for Dr. Cohen's minor children, Erica, Nicole, Jaclyn and Gabrielle, as beneficiaries, in respect of which Dr. Cohen is not a trustee and has no dispositive or investment authority, and as to which he disclaims beneficial ownership and (ii) the right to acquire 5,562,753 (and, in the case of Dr. Cohen's children trusts, 9,200,864) shares of Common Stock upon the exercise of outstanding warrants that are not exercisable until April 15, 2006.

     (7) Includes the right to acquire 200,000 shares of Common Stock upon the exercise of presently exercisable, outstanding options, but excludes (i) 8,766,566 shares, in the aggregate, owned by Dr. Cohen's adult children, Allyson, Jeffrey and Stefanie, as to which Dr. Cohen has no dispositive or investment authority and disclaims beneficial ownership and (ii) the right to acquire 4,293,729 (and, in the case of Dr. Cohen's children, 9,084,906) shares of Common Stock upon the exercise of outstanding warrants that are not exercisable until April 15, 2006.

     (8) Includes 1,500 shares of Common Stock owned by Mr. Gold's children and the right to acquire 220,000 shares of Common Stock upon the exercise of presently exercisable, outstanding options, but excludes an additional 5,000 shares of Common Stock owned by Mr. Gold's wife, as to which Mr. Gold disclaims beneficial ownership.

     (9) Represents shares of Common Stock owned by Horizons Investors Corp., or Horizons, a New York corporation principally owned by Benito R. Fernandez, a former director of the Company, and includes the right to acquire 100,000 shares of Common Stock upon the exercise of presently exercisable, outstanding options, but excludes the right to acquire 31,067,776 shares of Common Stock upon the exercise of outstanding warrants that are not exercisable until April 15, 2006.

     (10) Includes (i) the right to acquire 3,332,500 shares of Common Stock upon the exercise of presently exercisable, outstanding options, and (ii) 26,700 shares owned by Dr. Cohen, as custodian for each of Erica and Nicole Cohen (as to which Dr. Cohen disclaims beneficial ownership), but excludes the right to acquire 2,405,000, 15,925,596, and 2,405,000 shares of Common Stock upon the exercise of options and/or warrants that are not exercisable until December 30, 2005, April 15, 2006, and December 30, 2006, respectively. In accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended, the 3,332,500 shares of Common Stock for which the Company's directors and executive officers, as a group, hold currently exercisable options and warrants, have been added to the total number of issued and outstanding shares of Common Stock solely for the purpose of calculating the percentage of such total number of issued and outstanding shares of Common Stock beneficially owned by such directors and executive officers as a group.

Senior Convertible Preferred Stock

     In April 1998, we issued a series of our preferred stock, par value $0.01 per share, designated as senior convertible preferred stock, together with warrants (all of which expired in February 2001) to acquire shares of our Common Stock. Each share of senior convertible preferred stock had a liquidation preference of $100,000, and was originally convertible into Common Stock at a price of $5.00 per share. In December 1999, the conversion price was reduced to $0.75 per share for all of the remaining holders of senior convertible preferred stock.

     Set forth below is the name, address, beneficial ownership, and voting power of the sole remaining owner of shares of senior convertible preferred stock:

Name                        Beneficial Ownership          Percent of Class
----------------------      --------------------          ----------------
Rita Folger                         0.74(1)                     100%
1257 East 24th Street
Brooklyn, NY 11210

---------------------

     (1) These shares are convertible into an aggregate of 98,519 shares of our Common Stock; and the holder thereof is entitled to cast, on an as-converted basis, an equivalent number of votes, at any meeting of shareholders, voting together with the holders of the Common Stock.


                             EXECUTIVE COMPENSATION

     The following sets forth the compensation, for the three years ended December 31, 2004, of the Company's Chief Executive Officer and of each of the Company's four most highly compensated executive officers (other than the Chief Executive Officer) that were serving as executive officers of the Company and/or VisionCare of California as of December 31, 2004 (collectively, the "Named Executive Officers"):

                           Summary Compensation Table

       =================================== ========= ================================ =================== ======================
                                                                                          Long-Term
                                                                                        Compensation
                                                                                          Securities
                                           Fiscal          Annual Compensation         Underlying Stock        All Other
          Name and Principal Position       Year               Salary Bonus                 Options           Compensation
       ----------------------------------- --------- -------------------------------- ------------------- ----------------------
       Christopher G. Payan,                 2004     $275,000 (2)       $     --      7,208,220 (4)          $    7,200 (7)
       Chief Executive Officer and           2003     $175,000 (2)       $ 26,000 (3)    100,000 (5)          $   32,200 (8)
       Director (1)                          2002     $169,000 (2)       $     --        100,000 (6)          $    6,000 (7)
       ----------------------------------- --------- -------------------------------- ------------------- ----------------------
       Myles S. Lewis,                       2004     $190,000 (9)       $     --      3,314,124 (10)         $    6,000 (12)
       Co-Chief Operating Officer and        2003     $156,000 (9)       $ 26,000 (3)    100,000 (11)         $    6,000 (12)
       Senior Vice President - Business      2002     $156,000 (9)       $     --             --              $    3,000 (12)
       Development
       ----------------------------------- --------- -------------------------------- ------------------- ----------------------
       Samuel Z. Herskowitz,                 2004     $190,000 (13)      $     --      1,841,180 (14)         $   10,000 (15)
       Co-Chief Operating Officer and        2003     $125,000 (13)      $ 26,000 (3)    100,000 (11)         $   10,000 (15)
       Chief Marketing Officer               2002     $125,000 (13)      $     --             --              $   11,000 (15)
       ----------------------------------- --------- -------------------------------- ------------------- ----------------------
       Brian P. Alessi,                      2004     $121,000 (17)      $     --        920,950 (18)         $       --
       Chief Financial Officer and           2003     $ 94,000 (17)      $     --             --              $       --
       Treasurer (16)                        2002     $ 77,000 (17)      $     --             --              $       --
       ----------------------------------- --------- -------------------------------- ------------------- ----------------------
       Dr. Nicholas Shashati,                2004    $137,000 (19)       $     --             --              $       --
       President - VisionCare of             2003    $125,000 (19)       $     --             --              $       --
       California                            2002    $125,000 (19)       $     --             --              $       --
       =================================== ========= ================================ =================== ======================

     (1) Mr. Payan became Vice President of Finance on July 16, 2001, Senior Vice President, Chief Financial Officer, Treasurer and Secretary in October 2001, and Co-Chief Operating Officer on April 29, 2002. On March 24, 2004, Mr. Payan resigned as Treasurer and was appointed a director of the Company. On June 7, 2004, Mr. Payan was appointed Chief Executive Officer and resigned all of his other offices.

     (2) Represents salary paid to Mr. Payan.

     (3) Represents bonus paid related to the year ended December 31, 2003.

     (4) Represents 1,305,000 options that are fully vested and exercisable, and 5,903,220 options (the underlying shares of which are subject to shareholder approval) that will vest at various dates through December 31, 2006.

     (5) All of these options were exercised on May 20, 2004.

     (6) All of these options were exercised in February 2003.

     (7) Represents car allowance payments made to Mr. Payan.

     (8) Represents car allowance payments made to Mr. Payan, along with the payment for certain additional services provided in connection with the Company's evaluation of an offer, during 2003, by certain of its directors and principal shareholders, and some of their immediate family members, to acquire all of the outstanding capital stock of the Company.

     (9) Represents salary paid to Mr. Lewis.

     (10) Represents 600,000 options that are fully vested and exercisable, and 2,714,124 options (the underlying shares of which are subject to shareholder approval) that will vest at various dates through December 31, 2006.

     (11) All of these options were exercised in November 2003.

     (12) Represents car allowance payments made to Mr. Lewis.

     (13) Represents salary paid to Mr. Herskowitz.

     (14) Represents 333,334 options that are fully vested and exercisable, and 1,507,846 options (the underlying shares of which are subject to shareholder approval) that will vest at various dates through December 31, 2006.

     (15) Represents car allowance payments made to Mr. Herskowitz.

     (16) Mr. Alessi served as Controller of the Company until June 7, 2004, when he became Chief Financial Officer. Mr. Alessi became Treasurer on March 24, 2004.

     (17) Represents salary paid to Mr. Alessi.

     (18) Represents 166,666 options that are fully vested and exercisable, and 754,284 options (the underlying shares of which are subject to shareholder approval) that will vest at various dates through December 31, 2006.

     (19) Represents salary paid to Dr. Shashati.


Option Grants in Last Fiscal Year

     On December 30, 2004, the Compensation Committee of the Board granted an aggregate of 13,284,114 stock options to the Named Executive Officers of the Company. The options have an exercise price of $0.14, a term of 10 years, and vest at various dates through December 30, 2006.

     The following table sets forth information concerning the options granted, during fiscal 2004, to the Named Executive Officers of the Company:

--------------------------------- --------------- -------------- -------------- -------------- -----------------------------------
                                                   % of Total                                  Potential Realizable Value of Assumed
                                    Number of        Options                                         Annual Rates of Stock Price
                                      Shares       Granted to                                                Appreciation
                                    Underlying    Employees in     Exercise                                for Option Term
                                     Options       Fiscal Year       Price        Expiration
              Name                   Granted                       Per Share         Date                5%                 10%
--------------------------------- --------------- -------------- -------------- --------------- ------------------- ----------------
Christopher G. Payan                7,208,220         54.3%          $0.14          12/30/14         $649,000           $1,586,000
--------------------------------- --------------- -------------- -------------- --------------- ------------------- ----------------
Myles S. Lewis                      3,314,124         24.9%          $0.14          12/30/14         $298,000           $ 729,000
--------------------------------- --------------- -------------- -------------- --------------- ------------------- ----------------
Samuel Z. Herskowitz                1,841,180         13.9%          $0.14          12/30/14         $166,000           $ 405,000
--------------------------------- --------------- -------------- -------------- --------------- ------------------- ----------------
Brian P. Alessi                        920,590         6.9%          $0.14          12/30/14         $ 83,000           $ 203,000
--------------------------------- --------------- -------------- -------------- --------------- ------------------- ----------------

Equity Compensation Plan Information

     The following  table contains  information as of April 18, 2005  concerning
(1) the number of shares of Common Stock to be issued upon the exercise of outstanding options, warrants and rights issued under our existing equity compensation plans, (2) the weighted average exercise price of those options, warrants and rights, and (3) the number of securities remaining available for future issuance under those plans:

--------------------------------- ------------------------------ ------------------------------ -------------------------------
                                               (A)                             (B)                            (C)
--------------------------------- ------------------------------ ------------------------------ -------------------------------
                                                                                                     Number of securities
                                   Number of securities to be                                   available for future issuance
                                     issued upon exercise of       Weighted-average exercise      under equity compensation
                                     outstanding options and     price of outstanding options     plan (excludes securities
         Plan Category                      warrants                     and warrants              reflected in column (A)
--------------------------------- ------------------------------ ------------------------------ -------------------------------
Authorized by shareholders                  5,326,210                        $1.44                         368,133
--------------------------------- ------------------------------ ------------------------------ -------------------------------
Not authorized by shareholders             72,652,027                        $0.64                            -
--------------------------------- ------------------------------ ------------------------------ -------------------------------

Aggregate Options Exercised in Last Fiscal Year and Fiscal Year-End Option
Values

---------------------------------- ------------- ------------ -------------------------------- -------------------------------------
                                      Shares
                                     Acquired                      Number of Securities
                                   on Exercise      Value     Underlying Unexercised Options      Value of Unexercised In-the-Money
              Name                     (#)        Realized             at FY-End (#)                   Options at FY-End ($)*
                                                     ($)         Exercisable/Unexercisable            Exercisable/Unexercisable
---------------------------------- ------------- ------------ -------------------------------- -------------------------------------
Christopher G. Payan                 100,000     $ 9,000           1,355,000/5,903,220                    $13,050/$59,032
---------------------------------- ------------- ------------ -------------------------------- -------------------------------------
Myles S. Lewis                          -        $     -             650,000/2,714,124                     $6,000/$27,141
---------------------------------- ------------- ------------ -------------------------------- -------------------------------------
Samuel Z. Herskowitz                    -        $     -             400,834/1,507,846                     $3,333/$15,078
---------------------------------- ------------- ------------ -------------------------------- -------------------------------------
Brian P. Alessi                         -        $     -             166,666/753,924                       $1,666/$7,539
---------------------------------- ------------- ------------ -------------------------------- -------------------------------------
Dr. Nicholas Shashati                   -        $     -             140,000/-0-                               $0/$0
---------------------------------- ------------- ------------ -------------------------------- -------------------------------------

     * Based on the OTC Bulletin Board closing price for the last business day of the fiscal year ($0.15).

     The stock options granted to the Named Executive Officers have exercise prices as follows: Christopher G. Payan: 7,208,220 options at $0.14 and 50,000 options at $0.26; Myles S. Lewis: 3,314,124 options at $0.14; Samuel Z.
Herskowitz:  1,841,180  options at $0.14,  20,000  options at $6.31,  and 10,000 options at $3.25; Dr. Nicholas Shashati: 100,000 options at $0.33, 20,000 options at $6.31, 10,000 options at $3.25, and 10,000 options at $7.50; and Brian P. Alessi: 920,590 options at $0.14.


Director Compensation

     Directors who are not employees or executive officers of the Company receive $20,000 per annum, payable in equal, quarterly installments of $5,000, $1,500 for each in person meeting, and no additional compensation for telephonic meetings or actions taken by written consent in lieu of a meeting. In the event that multiple meetings are held on the same day, directors will receive compensation for one meeting. Further, all directors are reimbursed for certain expenses in connection with their attendance at board and committee meetings.

     Other than with respect to the reimbursement of expenses, directors who are employees or executive officers of the Company will not receive additional compensation for serving as a director.

                                  OTHER MATTERS

     Except as discussed in this Proxy Statement, the Board does not know of any matters that are to be presented at the Special Meeting other than those stated in the Notice of Special Meeting and referred to in this Proxy Statement. The
Board reserves the right to adjourn, postpone, continue or reschedule the Special Meeting, depending on the circumstances and the Board's belief that such adjournments, postponements, continuations or reschedulings would be in the best interests of all EVI shareholders.

                   METHOD AND COST OF SOLICITATION OF PROXIES

     The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. In addition to solicitation of proxies by mail, directors, officers and employees of the Company (who will receive no additional compensation therefor) may solicit the return of proxies by telephone, telegram or personal contact. Arrangements have also been made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares of capital stock of the Company held of record by such persons, and the Company will reimburse those firms for the reasonable out-of-pocket expenses incurred by them in connection therewith in accordance with the rules of the SEC.

                              SHAREHOLDER PROPOSALS

     If any shareholder of the Company intends to present a proposal for consideration at the 2005 annual shareholder meeting and desires to have such proposal included in the 2005 proxy statement and proxy card distributed by the Board with respect to such meeting, such proposal must have been received at the Company's principal executive offices, 100 Quentin Roosevelt Boulevard, Suite 508, Garden City, New York 11530, Attention: Secretary, by not later than February 23, 2005. Upon receipt of a proposal, the Company will determine whether or not to include the proposal in its 2005 proxy statement in accordance with applicable law.

     Shareholder proposals submitted after February 23, 2005 will not be included in the Company's 2005 proxy statement but may be raised at the 2005 Annual Meeting. However, if any shareholder wishes to present a proposal for the 2005 Annual Meeting that is not included in the Company's proxy statement for that meeting and fails to submit that proposal on or before February 23, 2005, as required under our bylaws, then the persons named as proxies in the Company's proxy card accompanying its 2005 proxy statement will be allowed to use their discretionary voting authority when the proposal is raised at the 2005 Annual Meeting, without any discussion of the matter in the Company's 2005 proxy statement.


                                             By Order of the Board of Directors

                                             By: /s/ Christopher G. Payan
                                                --------------------------------
                                                 Christopher G. Payan
                                                 Chief Executive Officer

April 25, 2005

                PRELIMINARY PROXY MATERIAL, DATED April 25, 2005
                              SUBJECT TO COMPLETION
PROXY

         This Proxy Is Solicited On Behalf Of The Board Of Directors Of

                              EMERGING VISION, INC.

              Special Meeting Of Shareholders: _____, May __, 2005



     The undersigned shareholder of Emerging Vision, Inc., a New York corporation (the "Company"), hereby appoints Mr. Christopher G. Payan and Mr. Adam M. Stahl, or either of them, voting singly in the absence of the others, as his/her/its attorney(s) and proxy(ies), with full power of substitution and revocation, to vote, as designated on the reverse side, all of the shares of the Capital Stock of Emerging Vision, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of Certilman Balin Adler & Hyman, LLP, 90 Merrick Avenue, East Meadow, New York 11554, at 10:00 a.m. (local time), on _______, May __, 2005, or any adjournment, adjournments, postponements or continuations thereof, in accordance with the instructions on the reverse side hereof.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted "FOR" Proposal No. 1 and in favor of any proposal to adjourn the meeting in order to allow the Company additional time to obtain sufficient Proxies with regard thereto.



                              FOLD AND DETACH HERE

The Board of Directors recommends a vote "FOR" Proposal No. 1.



PROPOSAL NO. 1 - To approve of an amendment to the Company's 1995
                 Stock Incentive Plan, as amended, to increase the number of shares of Common Stock issuable thereunder to twenty-five million (25,000,000) shares.



FOR  [   ]                    AGAINST  [   ]             ABSTAIN  [   ]






Signature:                    Signature:                        Date:
          -------------------           ----------------------       ---------

     Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.




                              FOLD AND DETACH HERE